Exhibit 10.1

Amendment to the Selling Agreement

between

Allstate Life Insurance Company

(hereinafter “Allstate Life” or Insurer”)

and

ALFS, INC.,

Successor to Allstate Life Financial Services, Inc.

(hereinafter “ALFS”)

and

Allstate Financial Services, LLC,

Successor to LSA Securities, Inc.

(hereinafter “AFS”)

It is Hereby Agreed, that the Selling Agreement effective July 26, 1999 between Allstate Life, ALFS, and AFS (hereinafter “Agreement”), is amended as follows:

1)     The agreement is hereby amended to include the attached Paragraph 26 and Exhibit C referenced therein.

2)     This Amendment shall be retroactively effective August 1, 1999.

3)     Except as amended hereby, the Agreement shall remain unchanged.

In Witness Hereof, the parties to the Agreement have caused this Amendment to be duly executed on the dates shown below.

Allstate Life Insurance Company		ALFS, INC

By:	/s/ John R. Hunter	By:	/s/ Lisa A. Burnell

Title:	V.P.	Title:	Compliance Officer

Date:		Date:	7/30/02

Allstate Financial Services, LLC

Name:	/S/ William D. Webb, Jr.

By:	William D. Webb, Jr.

Title:	V.P. Treasurer

Date:	7/15/2002

26.           PARTICIPATION FINANCIAL SERVICES GROUP INSURANCE TRUST

The Broker-Dealer agrees to be a Participant, by its signature below on this Agreement, in the Financial Services Group Insurance Trust and/or Allstate Life Financial Services Group Insurance Trust (“Trust(s)”), which is administered by Allstate Life Insurance Company. The Broker-Dealer agrees to be bound by the terms of the Participation Agreement(s) attached hereto as Exhibit C et seq.

Name:    Citibank, F.S.B./

Illinois Participation Agreement – ALIC Only

EXHIBIT C

PARTICIPATION AGREEMENT

This Participation Agreement is made between Allstate Life Insurance Company (herein referred to as the “Administrator”), located at 3100 Sanders Road, Northbrook, Illinois, 60062, Administrator of the Financial Services Group Insurance Trust, (herein referred to as the “Trust”) and Citibank, F.S.B., located in Chicago, Illinois (herein referred to as the “Trustee”) and BD (hereinafter, together, with its affiliates and any successors thereto, referred to as Participant), the purpose of which is to afford qualifying persons group insurance benefits of the sort available under said Financial Services Group Insurance Trust.

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree as follows:

1.             Subject to the approval of the Insurance Company, Administrator and Trustee agree to permit the Participant to become a participant under the Financial Services Group Insurance Trust Agreement.

2.             The Participant agrees to be bound by:

a.       the terms of the Trust Agreement, dated as of April 23, 1999, for the establishment of the Trust (the “Trust Agreement”) as the same presently appears in writing and as from time to time amended in accordance with the provisions thereof (capitalized terms used herein without definition shall have the meaning ascribed thereto in the Trust Agreement); and

b.      each and every provision of the policy(ies) of group insurance (and all riders and amendments thereto) issued to the Trust.

3.             Notices required or permitted shall be given in writing and delivered in writing by United States Mail, postage prepaid. Notices to the Administrator or Participant shall be sent to the address provided on the first page of the Selling Agreement to which this Participation Agreement is an Exhibit to. Any party may inform the others of a change of address by written notice pursuant to this paragraph.

IN WITNESS WHEREOF, effective as of the date of the Selling Agreement, the parties hereto have caused these presents to be executed by their respective officers as described below:

ACCEPTED:

CITIBANK, F.S.B.
Trustee of the Financial Services
Group Insurance Trust

BY:	/S/ Donald L. Emerson

TITLE:	Trust Officer

Administrator, Financial Services		Participant, Financial Services
Group Insurance Trust		Group Insurance Trust

Acceptance of this Participation		Acceptance of this Participation
Agreement evidenced by signature on		Agreement evidenced by signature on
Selling Agreement		Selling Agreement